Filed Pursuant to Rule 497(c)
1933 Act File No. 333-108394
1940 Act File No. 811-21422

STATEMENT OF ADDITIONAL INFORMATION
Dated November 14, 2011

ZIEGLER LOTSOFF CAPITAL MANAGEMENT LONG/SHORT CREDIT FUND

Trading Symbol: ZLSCX

20 North Clark Street
34th Floor
Chicago, Illinois  60602-4109
Toll Free: 1-877-568-7633

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated November 14, 2011 of Ziegler Lotsoff Capital Management Investment Trust (the “Trust”) relating to its portfolio:  Ziegler Lotsoff Capital Management Long/Short Credit Fund.  A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above.

Shareholders may obtain a copy of the Trust’s Annual Report and Semi-Annual Report, without charge, by calling 1-877-568-7633.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated November 14, 2011, and, if given or made, such information or representations may not be relied upon as having been authorized by Ziegler Lotsoff Capital Management Investment Trust. This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

The Ziegler Lotsoff Capital Management Investment Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently has two portfolios, the Ziegler Lotsoff Capital Management Micro Cap Fund (the “Micro Cap Fund”) and the Ziegler Lotsoff Long/Short Credit Fund (the “Long/Short Fund”).  The Micro Cap Fund is a diversified fund that will be closed to investors and liquidated. References to the Micro Cap Fund have been retained in this SAI for historical purposes.  The Long/Short Fund is a non-diversified fund, which means the Long/Short Fund can invest more of its assets in a smaller number of issuers than a diversified fund.  This SAI relates only to the Long/Short Fund.

The Trust was organized as a Delaware statutory trust on August 28, 2003.  Prior to August 1, 2011, the Trust was named “Lotsoff Capital Management Investment Trust”.

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions applicable to the Long/Short Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the 1940 Act, of the shares of the Long/Short Fund.  Under the 1940 Act, approval of the holders of a “majority” of the Long/Short Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Long/Short Fund’s borrowing of money.

The Long/Short Fund may not:

1.      Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Long/Short Fund’s total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof or other registered investment companies), or more than 10% of the outstanding voting securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof or other registered investment companies); provided, however, that up to 50% of the value of the Long/Short Fund’s total assets may be invested without regard to these limitations.

2.      Borrow money to an extent or in a manner not permitted under the 1940 Act. (For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, covered dollar rolls, and various options on swaps and futures contracts shall not constitute borrowing.  As of the date of this SAI, the 1940 Act permits the Long/Short Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed.  A covered reverse repurchase agreement or a covered derivative transaction will not be considered to be subject to the 300% asset coverage requirement.  For purposes of this investment restriction, securities held in escrow or separate accounts in connection with the Long/Short Fund’s investment practices are not considered to be a borrowing.  The aggregate value of the Long/Short Fund’s outstanding borrowings, including reverse repurchase agreements that are not covered reverse repurchase agreements, may not exceed 33 1/3% of the value of the Long/Short Fund’s total assets.)

3.      Invest in real estate (although the Long/Short Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Long/Short Fund may invest in financial futures contracts, options thereon, and other similar instruments.

4.      Act as an underwriter or distributor of securities other than shares of the Long/Short Fund, except to the extent that the Long/Short Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

5.      Invest in companies for the primary purpose of acquiring control or management thereof.

6.      Purchase securities on margin.  However, the Long/Short Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Long/Short Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

7.      Sell securities short and write put and call options to an extent not permitted by the 1940 Act.  (As of the date of this SAI, the 1940 Act permits the applicable Funds to sell securities short and write put and call options to the extent they are “covered” by a segregated account in accordance with procedures established by the Board of Trustees and applicable regulatory guidance.)

8.      Pledge, mortgage, hypothecate or otherwise encumber any of its assets, , except to secure permitted borrowings and then in amounts not greater than the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing.

9.      Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities issuers whose principal business activities are in the same industry, except that this restriction does not apply to obligations issued by the U.S. government, its agencies and instrumentalities or government-sponsored enterprises.

10.      Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities or any other type of debt obligation and securities of a type normally acquired by institutional investors, including, without limitation, corporate loans including collateralized and uncollateralized fixed and floating rate adjustable loans, and (2) the lending of the Long/Short Fund’s portfolio securities.

11.      Issue senior securities to an extent not permitted under the 1940 Act.  (As of the date of this SAI, the 1940 Act permits the Long/Short Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed.  For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Long/Short Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements.  In addition, hedging transactions in which the Long/Short Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.)

The Long/Short Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust’s Board of Trustees without shareholder approval.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Long/Short Fund’s investments in illiquid securities.  Any changes in these non-fundamental investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation.  The non-fundamental investment restrictions are as follows:

1.      The Long/Short Fund will not invest more than 15% of the value of its net assets in illiquid securities.  If, after the time of acquisition, events cause the above-mentioned limit to be exceeded, the Long/Short Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with SEC and SEC staff guidance.

2.      The Long/Short Fund will not purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Long/Short Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  Subject to the exception provided by Section 12(d)(1)(F) of the 1940 Act, no purchases described in (b) and (c) will be made if as a result of such purchases (i) the Long/Short Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company (the “3% Limitation”); (ii) more than 5% of the Long/Short Fund’s net assets would be invested in shares of any one registered investment company (the “5% Limitation”); and (iii) more than 10% of the Long/Short Fund’s net assets would be invested in shares of registered investment companies (the “10% Limitation”).  Under Section 12(d)(1)(F) of the 1940 Act, the Long/Short Fund may invest in other investment companies (including exchange traded fund (ETF) or other mutual funds) in excess of the 5% Limitation and the 10% Limitation, but must still comply with the 3% Limitation.  Section 12(d)(1)(F) of the 1940 Act is available if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Long/Short Fund and all affiliated persons of the Long/Short Fund; and (ii) the Long/Short Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  An investment company that issues shares to the Long/Short Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  The Long/Short Fund (or the investment adviser acting on behalf of the Long/Short Fund) must comply with the following voting restrictions:  when the Long/Short Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Long/Short Fund, the Long/Short Fund will either seek instruction from the Long/Short Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Long/Short Fund in the same proportion as the vote of all other holders of such security.

The Long/Short Fund’s investment objective is a non-fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval.  If the Board of Trustees of the Trust determines to change the investment objective for the Long/Short Fund, the Long/Short Fund will provide 60 days prior written notice to the shareholders before implementing the change of investment objective.

In normal market conditions, at least 80% of the Long/Short Fund’s net assets (plus any borrowings for investment purposes) will be invested in debt securities consisting of corporate bonds and debentures, securities of mortgage real estate investment trusts, securities of closed-end funds and exchange-traded funds that invest primarily in fixed income securities, and preferred and convertible securities that the Fund's investment adviser believes have debt-like characteristics.  This policy may be changed only by the Board of Trustees upon the provision of at least 60 days prior written notice to the Fund’s shareholders.

INVESTMENT OBJECTIVE

The Long/Short Fund seeks to provide high current income and capital appreciation by investing in U.S. and foreign debt securities, both investment and non-investment grade credit quality.  This means that the Long/Short Fund attempts to produce a level of current income higher than the level of current income it could achieve if it did not make higher-risk investments in non-investment grade debt securities (sometimes referred to as junk bonds).  The debt securities in which the Long/Short Fund invests consist of corporate bonds and debentures, securities of real estate investment trusts that invest principally in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Long/Short Fund’s investment adviser believes have debt-like characteristics.  To achieve its investment objective, the Long/Short Credit Fund engages in short-term trading strategies, and may, without limitation, engage in short sales and invest in derivatives.  Derivatives involve special risks and may result in losses to the Long/Short Fund.  In view of this, the Long/Short Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

The Long/Short Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents.  Except for temporary defensive purposes, the Long/Short Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit it to pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

INVESTMENT STRATEGIES AND RISKS

Principal Strategies and Risks of the Long/Short Fund

In normal market conditions, at least 80% of the Long/Short Fund’s net assets (plus any borrowings for investment purposes) will be invested in U.S. and foreign debt securities consisting of corporate bonds and debentures, securities of real estate investment trusts that invest at least 80% of their net assets in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest at least 80% of their net assets in fixed income securities, and preferred and convertible securities that the Long/Short Fund’s investment adviser believes have debt-like characteristics, both investment and non-investment grade credit quality.  The Long/Short Fund is not limited with respect to its portfolio maturity or duration.  The Long/Short Fund may invest in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features.  Terms that vary from security to security are optional and mandatory prepayment provisions, fixed, variable, semi-variable and resettable interest rates and conversion options, as well as various combinations of these terms.

The Long/Short Fund may invest without limitation in debt securities without regard to their credit ratings, including securities that are non-investment grade.  Non-investment grade debt securities acquired by the Long/Short Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Long/Short Fund’s investment adviser to be of similar quality.  Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

As part of the Long/Short Fund’s principal investment strategy, it engages in the short-term trading strategies discussed in the Prospectus and this SAI.  When the Long/Short Fund sells a security short, the Long/Short Fund borrows the security from a lender and then sells the security in the general market.  The Long/Short Fund is obligated to pay any dividend declared during the period in which the Long/Short Fund maintains the short position to the lender from which the Long/Short Fund borrowed the security and the Long/Short Fund is obligated to record the payment of the dividend as an expense.  Dividend expenses are not fees charged to shareholders by the Long/Short Fund or any Long/Short Fund service provider but are similar to finance charges incurred by the Long/Short Fund in borrowing transactions.  The Long/Short Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs associated with the Long/Short Fund’s open short positions).

The Long/Short Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return).  These derivative transactions will involve forward contracts, future contracts, options and swaps (and options on futures and swaps).  The Long/Short Fund engages in short-selling principally for hedging purposes (for example, to limit exposure to a possible market decline in the value of its portfolio securities).

The Long/Short Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at a specified exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price.

Short Sales

The Long/Short Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Long/Short Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Long/Short Fund purchases it for delivery to the lender.  The price at such time may be more or less than the price at which the security was sold by the Long/Short Fund.  Until the security is replaced, the Long/Short Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan.  To borrow the security, the Long/Short Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

Until the Long/Short Fund closes its short position or replaces the borrowed security, the Long/Short Fund will:  (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Long/Short Fund’s short position.

Corporate Debt Securities

The Long/Short Fund may invest in corporate debt securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached.  Corporate income-producing securities also may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications.  The Long/Short Fund can invest in corporate securities of any rating.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Long/Short Fund may invest in floating rate debt instruments (“floaters”).  The interest rate on a floater is a variable rate, which is tied to another interest rate, such as a money-market index, like the London Interbank Offered Rate (“LIBOR”), or U.S. Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  Because of the interest rate reset feature, floaters provide the Long/Short Fund with a certain degree of protection against rises in interest rates, although the Long/Short Fund will participate in any declines in interest rates as well.

The Long/Short Fund also may invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

High Yield Securities

The Long/Short Fund may invest in high yield, high risk, lower-rated debt securities, including convertible securities.  Investments in such securities are subject to greater credit risks than higher rated securities.  Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default.  Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.

The market for high yield securities is subject to substantial volatility.  For example, an economic downturn may have a more significant effect on high yield securities and their markets, as well as on the ability of securities issuers to repay principal and interest, than on higher-rated securities and their issuers.  Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders.  During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a high yield convertible security owned by the Long/Short Fund defaults, the Long/Short Fund may incur additional expenses in seeking recovery.  Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Long/Short Fund’s NAV.  Yields on high yield securities will fluctuate over time.  Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Long/Short Fund to value accurately high yield securities or dispose of them.  To the extent the Long/Short Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities.  The Long/Short Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  Further, the Long/Short Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law.  Accordingly, the Long/Short Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities.  Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Ziegler Lotsoff Capital Management, LLC, the Long/Short Funds’ investment adviser (the “Adviser”), monitors the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Long/Short Fund can meet redemption requests.  To the extent that the Long/Short Fund invests in high yield securities, the achievement of its investment objective may be more dependent, on the Adviser’s own credit analysis than is the case for higher quality bonds.  The Long/Short Fund may retain a portfolio security whose rating has been changed.

Convertible Securities

The Long/Short Fund may invest in convertible debt securities.  The Long/Short Fund may also invest in common or preferred stock as a means of realizing the economic value associated with owning convertible securities.  Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Preferred Securities

The Long/Short Fund may invest in two basic types of preferred securities, traditional and hybrid-preferred securities.  Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation.  Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities.  Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.  Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities.  The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.  Hybrid-preferred securities are considered debt securities.  Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities.  Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets.  This means that a company must pay dividends on preferred stock before paying any dividends on its common stock.  In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors.  Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable.  In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid.  However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid.  The Long/Short Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders.  There is no assurance that dividends or distributions on the traditional preferred securities in which the Long/Short Fund invests will be declared or otherwise made payable.  Preferred securities may also contain provisions under which payments must be stopped (namely, stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels.  Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur.  In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments.  However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters.  Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance.  The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates.  Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities.  Thus, in declining interest rate environments in particular, the Long/Short Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Long/Short Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction (the “DRD”), corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer.  However, not all traditional preferred securities pay dividends that are eligible for the DRD, including preferred securities issued by REITs.  Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income (“QDI”) for taxable years beginning before January 1, 2013.  There can be no assurance that favorable tax treatment of QDI will continue following December 31, 2012.  However, not all traditional preferred securities will provide significant benefits under the rules relating to QDI, including preferred securities issued by REITs.

Hybrid-preferred Securities.  Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor.  In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default.  Generally, the maximum deferral period is five years.  Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.  Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Hybrid-preferred securities are typically issued with a final maturity date.  In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.  No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company.  At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.  Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt.  Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market.  These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like.  This is particularly true in the financials sector, the largest preferred issuer segment.  Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely.  While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances.  This may occur, for instance, in the event that business losses have eroded capital to a substantial extent.  The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.  Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as “CoCo’s”).  These securities provide for mandatory conversion into common shares of the issuer under certain circumstances.  The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy.  In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Preferred Securities.  Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer.  These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Floating Rate Securities.  The Long/Short Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities.  The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index.  The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate.  Because of the interest rate reset feature, floating rate securities provide the Long/Short Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

Duration and Portfolio Maturity

The Long/Short Fund invests without regard to maturity or duration limitations.  As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates.  Generally, the longer the duration, the more volatility an investor should expect.  For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%.  The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration.  Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity.  The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates.  Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights.  In computing the duration of the Long/Short Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.  The Adviser will adjust the duration and maturity of the Long/Short Fund’s portfolio based on the Adviser’s interest rate outlook.

Directional Investment Strategies

The Long/Short Fund may from time to time take “outright” directional (long or short) market positions.  These trades frequently result from opportunities identified in the course of implementing the Long/Short Fund’s core arbitrage and relative value strategies, as a result of which the Long/Short Fund may identify certain securities which it believes to be materially overpriced or underpriced.  In certain cases, the Long/Short Fund’s investment adviser may determine that an outright directional position in such securities may have a better risk/reward profile than a hedged position.

Opportunistic Investing

In the course of researching and implementing its investment strategies, the Long/Short Fund may identify unrelated trading or investment opportunities which the Long/Short Fund’s investment adviser believes have both good profit potential and a risk/reward profile consistent with the Long/Short Fund’s investment objectives.  From time to time, the Long/Short Fund may attempt to exploit these opportunities.

Swaps

A swap agreement is a derivative that is subject to the risks discussed above in “Derivatives”.  A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum levels.  Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment.  Consequently, the Long/Short Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.  Swap agreements allow for a wide variety of transactions.  For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.”  A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index.  A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.  Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Long/Short Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swaps

The Long/Short Fund may enter into credit default swaps.  A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower’s or issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring.  The Long/Short Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer.  The Long/Short Fund may enter into credit default swaps, both directly (“unfunded swaps”) and indirectly (“funded swaps”) in the form of a swap embedded within a structured security.  Unfunded and funded credit default swaps may refer to a single security or on a basket of securities.

If the Long/Short Fund buys credit protection using a credit default swap and a credit event occurs, the Long/Short Fund will deliver the defaulted loan or bond underlying the swap and the swap counterparty will pay the par amount of the loan or bond.  If the Long/Short Fund sells credit protection using a credit default swap and a credit event occurs, the Long/Short Fund will pay the par amount of the defaulted loan or bond underlying the swap and the swap counterparty will deliver the loan or bond.  If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Long/Short Fund will not properly assess the cost of the instrument based on the lack of transparency in the market.  If the Long/Short Fund is selling credit protection, there is a risk that a credit event will occur and that the Long/Short Fund will have to pay par value on defaulted loans or bonds.  If the Long/Short Fund is buying credit protection, there is a risk that no credit event will occur and the Long/Short Fund will receive no benefit for the premium paid.  In addition, if the Long/Short Fund is buying credit protection and a credit event does occur, there is a risk when the Long/Short Fund does not own the underlying asset, that the Long/Short Fund will have difficulty acquiring the asset on the open market and may receive adverse pricing.  The Long/Short Fund will invest no more than 20% of its total assets in credit default swaps.

When Issued and Delayed-Delivery Securities

To ensure the availability of suitable securities for its portfolio, the Long/Short Fund may purchase when-issued or delayed delivery securities.  When-issued transactions arise when securities are purchased by the Long/Short Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Long/Short Fund at the time of entering into the transaction.  When-issued securities represent securities that have been authorized but not yet issued.  The Long/Short Fund may also purchase securities on a forward commitment or delayed delivery basis.  In a forward commitment transaction, the Long/Short Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.  The Long/Short Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  Alternatively, the Long/Short Fund may enter into offsetting contracts for the forward sale of other securities that it owns.  The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

U.S. Government Securities

The Long/Short Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds.  These obligations differ only in terms of their interest rates, maturities and time of issuance.  The Long/Short Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury.  Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“Sallie Mae”) are supported only by the credit of the agency or instrumentality that issues them.  There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Foreign Currency Transactions/Hedging

The Long/Short Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market.  Although the Long/Short Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The Long/Short Fund will do so from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Long/Short Fund at one rate, while offering a lesser rate of exchange should the Long/Short Fund desire to resell that currency to the dealer.

The Long/Short Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies.  The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above.  Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.  Most currency futures contracts call for payment or delivery in U.S. dollars.  The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract.  The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Long/Short Fund’s investments.  A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Long/Short Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  In hedging transactions, the value of the Long/Short Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Long/Short Fund’s investments exactly over time.

Derivatives

The Long/Short Fund may invest in various derivatives.  A derivative is a financial instrument which has a value that is based on--or “derived from”--the values of other assets, reference rates, or indexes.  The Long/Short Fund may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes.  Derivatives include futures contracts and options on futures contracts (see discussion below), forward-commitment transactions (see discussion above on “When Issued and Delayed-Delivery Securities”), options on securities (see discussion below on “Options on Securities”), caps, floors, collars, swap agreements (see discussion above on “Swaps”), and other financial instruments.  Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market.  The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are used by some investors for speculative purposes.  Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.  The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.  Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments.  Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Long/Short Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Long/Short Fund’s interest.  The Long/Short Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Long/Short Fund.  If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Long/Short Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment.  This could cause substantial losses for the Long/Short Fund.  While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.  Many derivatives, in particular OTC derivatives, are complex and often valued subjectively.  Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Long/Short Fund.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires.  The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium.  Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases.  The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option.  A premium has two components:  the intrinsic value and the time value.  The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option.  The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset.  If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid.  In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out.  Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities.  When the Long/Short Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period.  If the call is exercised, the Long/Short Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call which it has written, the Long/Short Fund may purchase a call in a “closing purchase transaction.”  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased.  A profit may also be realized if the call lapses unexercised, because the Long/Short Fund retains the premium received.  All call options written by the Long/Short Fund must be “covered.”  For a call to be “covered”: (a) the Long/Short Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Long/Short Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

When the Long/Short Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price.  The Long/Short Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Long/Short Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities.  When the Long/Short Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price.  Buying a protective put permits the Long/Short Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Long/Short Fund writes a put option, it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put.  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Long/Short Fund retains the premium received.  All put options written by the Long/Short Fund must be “covered.”  For a put to be “covered”, the Long/Short Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options Thereon

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date.  The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product.  The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading.  The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin.  Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract.  No credit is being extended, and no interest expense accrues on the non-margined value of the contract.  The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract.  A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level.  The Long/Short Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract into which it enters.

The Long/Short Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

When the Long/Short Fund purchases a put or call option on a futures contract, the Long/Short Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period.  By writing a call option on a futures contract, the Long/Short Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Long/Short Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Long/Short Fund’s positions against price fluctuations, while other strategies tend to increase market exposure.  The extent of the Long/Short Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited.  The Long/Short Fund may engage in related closing transactions with respect to options on futures contracts.  The Long/Short Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission.  Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

When the Long/Short Fund purchases or sells a futures contract, the Long/Short Fund “covers” its position.  To cover its position, the Long/Short Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.  If the Long/Short Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Long/Short Fund may undertake and on the potential increase in the speculative character of the Long/Short Fund’s outstanding portfolio securities.  Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Long/Short Fund arising from such investment activities.

The Long/Short Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Long/Short Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Long/Short Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.  The Long/Short Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Long/Short Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Long/Short Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.  The Long/Short Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Long/Short Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Long/Short Fund to substantial losses.  If trading is not possible, or the Long/Short Fund determines not to close a futures position in anticipation of adverse price movements, the Long/Short Fund will be required to make daily cash payments of variation margin.  The risk that the Long/Short Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations on Options and Futures

Transactions in options by the Long/Short Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers.  Thus, the number of options which the Long/Short Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates.  Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Long/Short Fund would not be subject absent the use of these strategies.  In particular, the loss from investing in futures contracts is potentially unlimited.  If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, the Long/Short Fund could be in a worse position than if such strategies were not used.  Risks inherent in the use of options, futures contracts and options on futures contracts include:  (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Foreign Securities

The Long/Short Fund may invest in securities of foreign issuers.  The Long/Short Fund may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”) or American Depository Shares (“ADSs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets.  Investments in foreign securities involve special risks and considerations that are not present when the Long/Short Fund invests in domestic securities.  As an operating policy, the Long/Short Fund may only purchase securities of foreign issuers and ADRs and ADSs up to a maximum of 15% of the value of its total net assets.

The value of the Long/Short Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Long/Short Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Long/Short Fund’s income without providing a tax credit for the Long/Short Fund’s shareholders.  Although the Long/Short Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Non-Principal Strategies and Risks of the Long/Short Fund

Illiquid Securities

The Long/Short Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Long/Short Fund could adversely affect their marketability, causing the Long/Short Fund to sell securities at unfavorable prices.  The Board of Trustees of the Trust has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (for example, certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the Long/Short Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Long/Short Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Lending of Portfolio Securities

The Long/Short Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Long/Short Fund equal in value to at least 100% of the value of the securities loaned.  During the time portfolio securities are on loan, the borrower pays the Long/Short Fund an amount equivalent to any dividends or interest paid on such securities, and the Long/Short Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit.  Loans are subject to termination at the option of the Long/Short Fund or the borrower.  The Long/Short Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.  The Long/Short Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower.  The Long/Short Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Purchase of Loans

The Long/Short Fund can invest up to 15% of its assets in corporate loans including collateralized and uncollateralized fixed and floating rate adjustable loans.  The Long/Short Fund has no limits as to the maturity of the loans it invests or as to the market capitalization of the borrowers.  Fixed rate loans are subject to greater interest rate risk than variable rate loans as the interest rate on a fixed loan does not change as prevailing interest rates change.  The Long/Short Fund may invest in senior or subordinated loans.  Some of these loans may have been made in connection with highly leveraged transactions.  These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other loans. The Long/Short Fund may invest in loans of borrowers that are experiencing or are likely to experience financial difficulty or that have filed for bankruptcy, which may limit or impair the borrower’s ability to make principal and interest payments.

Borrowing

The Long/Short Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 20% of the value of the Long/Short Fund’s net assets at the time of borrowing.  For example, the Long/Short Fund may borrow money to facilitate management of the Long/Short Fund’s portfolio by enabling the Long/Short Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous.  The Long/Short Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Long/Short Fund’s total assets.  As required by the 1940 Act, the Long/Short Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Long/Short Fund’s assets should fail to meet this 300% coverage test, the Long/Short Fund will reduce the amount of the Long/Short Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Saturdays, Sundays and holidays).  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Money Market Instruments

The Long/Short Fund may invest in cash and money market securities.   The Long/Short Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the Long/Short Fund invests may include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Long/Short may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation or Prime-1 or Prime-2 by Moody’s Investors Service, Inc.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Under a repurchase agreement, the Long/Short Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period.  While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.  the Long/Short Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities.  The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Long/Short Fund.  In the event of a default or bankruptcy by the seller, the Long/Short Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Long/Short Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay.  However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Long/Short Fund would suffer a loss.  The Long/Short Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Long/Short Fund expected to receive under the repurchase agreement.  Repurchase agreements usually are for short periods, such as one week or less, but may be longer.  It is the current policy of the Long/Short Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of their investments policies.

The Long/Short Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments).  In addition to the advisory fees and other expenses the Long/Short Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Long/Short Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Long/Short Fund’s shareholders.

Event-Driven Strategies

The Long/Short Fund may seek to profit from the often significant market inefficiencies surrounding market events, such as acquisitions, mergers, tender offers, liquidations, restructurings, spin-offs, earnings announcements and bankruptcies.  Event-driven trading involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it.  Event-driven strategies involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate transactions are often legal or regulatory rather than economic.  In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and a precise evaluation of the terms and embedded option characteristics of these securities can provide a significant competitive advantage.  Merger and exchange offers are generally priced so that the acquirer will pay a premium over the market price (at the time the offering is announced) of the target company’s securities if the transaction is consummated.  The uncertainty of consummation as well as of its timing creates risks from which the Long/Short Fund may attempt to profit by both an accurate assessment of the level of such uncertainty and managing the timing of the Long/Short Fund’s investments in an effort to maximize overall returns on a present-value basis.  Each of the Long/Short Fund’s risk arbitrage transactions typically involves multiple trades, as overall exposure is adjusted in response to the changing risk profile of the investment.  Restructuring transactions (including liquidations) may be proposed in which the Long/Short Fund’s investment adviser identifies a price differential between post-restructuring values and current market prices.  The Long/Short Fund may take positions designed to profit from such differentials, discounted for the uncertainty of consummation.  The Long/Short Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.  In certain cases, these positions may be leveraged, either through outright borrowings or through leverage embedded in derivatives acquired by the Long/Short Fund.

Distressed Securities

Distressed investment strategies involve investing in the securities and loans of companies that are in weak financial condition, are experiencing poor operating results, need substantial capital investment, perhaps have a negative net worth, are experiencing special competitive or products obsolescence problems, or are involved in bankruptcy or reorganization proceedings.  These investments may be made in securities with a wide spectrum of risk and market sensitivity; for example, in fully secured bank debt of a company that is in a late-stage bankruptcy proceeding that the investment adviser believes involves low risk due to the value of the underlying assets or, conversely, in the equity of a highly leveraged company that may or may not declare bankruptcy.  The securities of highly leveraged companies or companies that have fallen into distress are often mispriced.  In an attempt to capture such mispricing, the Long/Short Fund may take partially offsetting positions in the securities of the distressed issuer.  For example, the Long/Short Fund may take partially offsetting positions in the securities of the distressed issuer.  This would involve the Long/Short Fund purchasing a company’s senior debt securities, while selling short its subordinated debt and/or equity if the Long/Short Fund’s investment adviser determines that the junior securities are significantly overvalued relative to the senior securities.

Rights and Warrants

The Long/Short Fund may purchase rights and warrants to purchase equity securities.  Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.  Rights and warrants involve the risk that the Long/Short Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Reverse Repurchase Agreements

The Long/Short Fund may enter into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act, and as such are subject to the investment limitations discussed in the section entitled “Borrowing.”  Under a reverse repurchase agreement, the Long/Short Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price.  When the Long/Short Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Long/Short Fund may decline below the price of the securities it is obligated to repurchase.

Inflation-Indexed Bonds

The Long/Short Fund may invest in inflation-indexed bonds, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  The Long/Short Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

PORTFOLIO TURNOVER

The Long/Short Fund will engage in short-term trading, which will likely result in the Long/Short Fund’s portfolio turnover exceeding 100% per year.  This will produce higher transaction costs (such as brokerage commissions or markups or markdowns), which the Long/Short Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Long/Short Fund’s after-tax performance.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Long/Short Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Long/Short Fund’s shareholders.  The Long/Short Fund’s Chief Compliance Officer (“CCO”) will report annually to the Board of Trustees with respect to compliance with the portfolio holdings disclosure procedures described herein.

The officers of the Trust receive reports on a regular basis as to any purchases and redemptions of shares of the Long/Short Fund and review these reports to determine if there is any unusual trading in shares of the Long/Short Fund.  The officers of the Trust will report to the Board of Trustees any such unusual trading in shares of the Long/Short Fund.

There may be instances where the interests of the shareholders of the Long/Short Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Long/Short Fund.  In such situations, the Board of Trustees will be afforded the opportunity to determine whether or not to allow such disclosure.  The Long/Short Fund does not receive any compensation for providing information about its portfolio holdings.

Fund Service Providers

The Long/Short Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Long/Short Fund’s portfolio holdings.  As a result of the ongoing services that these service providers provide, they will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  In each case, the Board of Trustees has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an “insider” from trading on the information and (2) has a duty of trust and confidence to the Long/Short Fund because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Long/Short Fund expects that the recipient will maintain its confidentiality.  These third party service providers are the Adviser and the Long/Short Fund’s administrator, independent registered public accountants and custodian.

Rating and Ranking Organizations

The Board of Trustees has determined that the Long/Short Fund may provide its portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis.

Morningstar, Inc.
Lipper, Inc.
Thompson Reuters
Vickers
Bloomberg L.P.

The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Long/Short Fund’s shareholders to provide them with non-public portfolio holdings information.  Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Long/Short Fund or to trade against the Long/Short Fund to the detriment of other shareholders of the Long/Short Fund.  However, the Long/Short Fund will not provide this information until such information is at least 15 days old, after which time the disclosure of such non-public portfolio holdings should not be problematic.  Also, as noted above, the officers of the Trust receive and review reports on a regular basis as to any purchases and redemptions of shares of the Long/Short Fund to determine if there is any unusual trading in shares of the Long/Short Fund.  The Long/Short Fund will not pay these organizations.

Availability of Information

The Long/Short Fund publishes its top ten positions at the end of each calendar quarter in its Quarterly Snapshot.  This information is updated approximately 15 to 30 business days following the end of each quarter.  It is available free of charge, and can be obtained by calling 1-877-568-7633.

MANAGEMENT

Management Information

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees.  The Micro Cap Fund and the Long/Short Fund are the only funds in the “Fund Complex” as defined in the 1940 Act.  The name, age (as of May 31, 2011), address, principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held (during past five years) by Trustee

John Chrystal c/o Ziegler Lotsoff Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 53	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	None
Albert J. DiUlio, S.J. c/o Ziegler Lotsoff Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 67	Trustee	Since 2011	President Vatican Observatory. Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
David S. Krause c/o Ziegler Lotsoff Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 57	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor at Marquette University.	1	None

Interested Trustee
Margaret M. Baer 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 43	Trustee, Secretary and Treasurer(2)	Since 2011 as Trustee, as officer has served since 2003	Chief Administrative Officer of the Adviser 2002-2011. Chief Operating and Administrative Officer of the Adviser since 2011.	N/A	N/A

Officers
Scott A. Roberts c/o Ziegler Lotsoff Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 48	President	Served since 2011
Mr. Roberts serves as President and Chief Executive Officer of the Adviser.  Prior to joining the Adviser, he was President and Chief Investment Officer of Deerfield Capital Management and responsible for all investment management, marketing, and operational activities of the firm.  Mr. Roberts served as Chairman of the Investment Committee of Deerfield Triarc Capital Corp, an externally managed Mortgage Securities REIT, from the company’s initial private offering in 2004 through 2006.  Prior to joining Deerfield Capital, Mr. Roberts was the Chief Investment Officer at several Zurich Insurance Company subsidiaries including Scudder Kemper Investments, Zurich Investment Management and CentreRe.

				N/A	N/A

Richard De Matteo c/o Ziegler Lotsoff Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 49	Chief Compliance Officer	Served since 2011
Mr. De Matteo serves as Managing Director, Alternative Strategies and Chief Compliance Officer of the Adviser.  Prior to joining the Adviser, Mr. De Matteo was Chief Administrative Officer at Carr Global Advisors, an investment manager and subsidiary of Credit Agricole Indosuez Bank.  While at Carr Global Advisors, he was responsible for managing product structuring and fund operations for the firm’s alternative investment multi-manager products.  From 1989 to 1997, Mr. De Matteo was Chief Financial Officer and Vice President at Fenchurch Capital Management, a registered commodity trading advisor specializing in fixed income arbitrage.

				N/A	N/A

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)	Ms. Baer is an interested person of the Long/Short Fund based upon her positions with the Adviser.

Qualification of Trustees

John Chrystal’s experience as a partner of an investment management firm, and his experience as a partner of a consulting firm advising financial institutions, has provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way.  Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities.  As a director, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights.  David S. Krause’s experience co-founding small businesses and as a professor in a graduate management program has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable resource to the Board.  Margaret M. Baer’s experience as the Chief Administrative Officer of the Adviser, and the practical approach to problem solving she developed in this capacity, make her a valuable resource to the Board and its deliberations.  Each of Messrs. Chrystal, DiUlio and Krause and Ms. Baer takes a conservative and thoughtful approach to addressing issues facing the Long/Short Fund.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio and Krause and Ms. Baer should serve as a trustee.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Long/Short Fund, and is comprised solely of non-interested trustees.  The Board has engaged the Adviser to manage the Long/Short Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Long/Short Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Given the fact there is only a small number of funds in the Trust, the Trust does not have a Chairman of the Board, nor does the Trust have a lead disinterested trustee.  The President of the Trust is the presiding officer at all meetings of the Board and sets the agenda for the Board meetings, with input from the trustees and other officers of the Trust.  The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Long/Short Fund, the arrangements for the conduct of the Long/Short Fund’s operations, the number of trustees, and the responsibilities of the Board.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Long/Short Fund and service providers, the Board performs a risk oversight function for the Long/Short Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Long/Short Fund; reviews and approves, as applicable, the compliance policies and procedures of the Long/Short Fund; approves the Long/Short Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Long/Short Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Long/Short Fund who oversees the implementation and testing of the Long/Short Fund’s compliance program and reports to the Board regarding compliance matters for the Long/Short Fund and its service providers.

The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Long/Short Fund as it meets annually with the auditors of the Long/Short Fund.  The Board also meets quarterly with the Long/Short Fund’s chief compliance officer.

Not all risks that may affect the Long/Short Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Long/Short Fund, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Long/Short Fund’s goals.  As a result of the foregoing and other factors, the Long/Short Fund’s ability to manage risk is subject to substantial limitations.

Audit Committee

The Board has created an audit committee.  If elected, it is expected that members  will consist of Messrs. Chrystal, DiUlio and Krause each of whom is a non-interested trustee.  The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Long/Short Fund, to review the results of the audit, to review the Long/Short Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Long/Short Fund’s independent registered public accounting firm and financial records.  The audit committee met twice during the fiscal year ended September 30, 2010.

The Board has no other committees.

Compensation

The Trust will pay each non-interested trustee an annual retainer of $8,000 and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings.  The Trust may reimburse trustees for travel expenses incurred in order to attend meetings.  The Trust does not provide pension or retirement benefits to its Trustees and officers.  None of the current trustees were trustees of the Long/Short Fund as of the end of the fiscal year ended September 30, 2010.  The aggregate compensation paid by the Trust to each non-interested trustee for the fiscal year ended September 30, 2011 was as follows:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
Non-Interested Trustees
John Chrystal	$4,000	$4,000
Albert J. DiUlio, S.J.	$4,000	$4,000
David S. Krause	$4,000	$4,000
Interested Trustee
Margaret M. Baer	None	None

Dollar Range of Trustee Share Ownership

The following table sets forth the dollar range of equity securities of the Micro Cap Fund beneficially owned by each Trustee as of December 31, 2010 (as of December 31, 2010, the Long/Short Fund had not yet commenced operations, and had no shares outstanding):

Name	Dollar Range of Equity Securities in the Micro Cap Fund
Non-Interested Trustees
John Chrystal	None
Albert J. DiUlio, S.J.	None
David S. Krause	None
Interested Trustee
Margaret M. Baer	None

Proxy Voting Policy

Information on how the Long/Short Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1-877-568-7633 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

The Trust has delegated proxy voting decisions on securities held in the Long/Short Fund’s portfolio to the Adviser.  The Adviser has adopted a Statement of Proxy Voting Policies and Procedures (the “Proxy Voting Policies”) that sets forth its proxy voting policies and procedures.  The Adviser’s proxy voting process is dynamic and subject to periodic review, and, in its discretion, the Adviser may revise the Proxy Voting Policies in response to its review.  The primary objective of the Adviser is to vote proxies in the manner that it believes will do the most to maximize the value of the Long/Short Fund’s investments.  One of the primary factors the Adviser considers when determining the desirability of investing in a particular company is the quality and depth of the company’s management.  Accordingly, a major factor that the Adviser considers in determining how proxies should be voted is the recommendation of management on any issue.  As a matter of practice the Adviser will vote in accordance with the company’s management on most, but not all, votes.  The Adviser considers each issue on its own merits and will not support the position of a company’s management in any situation where it determines that the ratification of management position would adversely affect the investment merits of owning the company’s shares.  The Adviser will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as the Adviser’s fiduciary duties under the federal and state law to act in the best interests of the Long/Short Fund.

If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Long/Short Fund and its shareholders on the one hand and the interests of the Adviser, the Long/Short Fund’s distributor or any affiliate of the Long/Short Fund, the Adviser or the Long/Short Fund’s distributor on the other hand, then the Adviser will take one or some of the following steps (in its sole discretion): (i) inform the Long/Short Fund of the conflict and the Adviser’s voting decision; (ii) discuss the proxy vote with the Long/Short Fund; (iii) fully disclose the material facts regarding the conflict and seek the Long/Short Fund’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party.  Whenever the Adviser determines there is a potential for a material conflict of interest, the Adviser will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the Long/Short Fund and not the product of any material conflict.

Code of Ethics

Both the Trust and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Long/Short Fund.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Long/Short Fund or is being purchased or sold by the Long/Short Fund.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

As of the date of this SAI, the Long/Short Fund had not yet commenced operations, and had no shares outstanding.

THE ADVISER AND THE ADMINISTRATOR

The Adviser

The Adviser, Ziegler Lotsoff Capital Management, LLC, is the investment adviser to the Long/Short Fund.  The Adviser is a Wisconsin limited liability company and a registered investment adviser whose principal offices are located at 20 North Clark Street, Chicago, Illinois  60602.  The name and principal occupation of the principal executive officers of the Adviser are listed below (the address of each is c/o Ziegler Lotsoff Capital Management, LLC, 20 North Clark Street, Chicago, Illinois  60602):

Name and Office	Office
Scott Roberts President and Chief Executive Officer	President and Chief Executive Officer of the Adviser
Donald W. Reid, Ph.D. Managing Director and Co-Chief Investment Officer of Equities	Managing Director and Co-Chief Investment Officer of Equities of the Adviser.
Donald Nesbitt, CFA Managing Director and Co-Chief Investment Officer of Equities	Managing Director and Co-Chief Investment Officer of Equities of the Adviser
Paula Horn Managing Director, Chief Investment Officer of Fixed Income	Managing Director, Chief Investment Officer of Fixed Income of the Adviser
Allison J. Brink Managing Director and Director of Marketing	Managing Director and Director of Marketing
Margaret M. Baer Managing Director and Chief Administrative & Operating Officer	Managing Director and Chief Administrative & Operating Officer of the Adviser
Richard De Matteo Managing Director and Chief Compliance Officer	Managing Director and Chief Compliance Officer Of the Adviser
Kathleen Nelson Managing Director, General Counsel	Managing Director and General Counsel of the Adviser
Terese Constantino Controller	Controller of the Adviser

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.”  None of the non-interested Trustees, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Under the investment advisory agreement for the Long/Short Fund (the “Advisory Agreement”), the Adviser, at its own expense and without reimbursement from the Long/Short Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Long/Short Fund and maintaining its organization, pays the salaries and fees of all officers and Trustees of the Trust (except the fees paid to non-interested Trustees) and bears all sales and promotional expenses of the Long/Short Fund, other than distribution expenses paid by the Long/Short Fund pursuant to the Long/Short Fund’s Service and Distribution Plan, if any.  For the foregoing, the Long/Short Fund pay the Adviser a monthly fee based on the Long/Short Fund’s average daily net assets at the annual rate of 0.65%.

The Long/Short Fund pays all of its expenses not assumed by the Adviser, including, but not limited to, the professional costs of preparing and the cost of printing its registration statement required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission (“SEC”) and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions.  The Long/Short Fund also pays salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Long/Short Fund’s assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

Pursuant to a fee waiver and reimbursement agreement, the investment adviser will reimburse the Long/Short Fund for other expenses, excluding (a) taxes, (b) interest charges, (c) litigation and other extraordinary expenses, (d) acquired fund fees and expenses, (e) interest expense relating to short sales, (f) dividend expense, (g) borrowing costs, (h) extraordinary expenses and (e) brokers’ commissions and other charges relating to the purchase and sale of the Long/Short Fund’s portfolio securities, in excess of 1.10% for at least one year from the effective date of the Long/Short Fund’s registration statement.  After this time, the fee waiver and reimbursement agreement will renew annually unless terminated in writing sixty days in advance by either the investment adviser or the Board of Trustees of the Long/Short Fund.  In any of the following three fiscal years, the Long/Short Fund’s investment adviser may recover waived fees, but in no event may the Long/Short Fund’s expenses exceed the expense limitation above.

Reimbursement of expenses in excess of the applicable limitation will be made on a  regular basis and will be paid to the Long/Short Fund by reduction of the Adviser’s fee, subject to later adjustment during the remainder of the Long/Short Fund’s fiscal year.  The Adviser may from time to time, at its sole discretion, reimburse the Long/Short Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations.  The Long/Short Fund monitors its expense ratio at least on a monthly basis.  If the accrued amount of the expenses of the Long/Short Fund exceed the expense limitation, the Long/Short Fund creates a receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Long/Short Fund’s fiscal year if accrued expenses thereafter fall below this limit.

The Advisory Agreement continues in effect for an initial term of two years, and thereafter continues as long as its continuance is specifically approved at least annually, by (i) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Long/Short Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Long/Short Fund’s shareholders, on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

The Advisory Agreement provides that the Adviser shall not be liable to the Long/Short Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

As of the date of this SAI, the Long/Short Fund had not yet commenced operations and had not incurred any advisory fees payable to the Adviser.

The Administrator, Fund Accountant and Transfer Agent

UMB Fund Services, Inc., a Wisconsin corporation (“UMBFS”), at 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as administrator, fund accountant and transfer agent to the Long/Short Fund, subject to the overall supervision of the Trust’s Board of Trustees.  Pursuant to an Administration and Fund Accounting Agreement (the “Administration Agreement”), UMBFS provides certain administrative and fund accounting services to the Long/Short Fund.  UMBFS’ services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of the Long/Short Fund’s books and records, maintaining all general ledger accounts and related subledgers; overseeing the Long/Short Fund’s fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the SEC; preparing financial statements for the Long/Short Fund’s annual and semi-annual reports to the SEC; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Long/Short Fund’s income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Long/Short Fund’s compliance with its policies and limitations relating to portfolio investments as set forth in the Prospectus and SAI for the Long/Short Fund and the status of the Long/Short Fund as a regulated investment company under Subchapter M of the Code, as amended; assisting in developing an agenda for each board meeting and, if requested by the Trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gain distributions; calculating daily NAVs for the Long/Short Fund based on valuations provided by pricing services approved by the Board of Trustees; and generally assisting in the Trust’s administrative operations as mutually agreed by the Trust and UMBFS.

For its services as administrator and fund accountant, the Trust pays UMBFS a fee, computed daily and paid monthly, at an annual rate of ten one-hundredths of one percent on the first $250 million of average daily net assets and decreasing as assets reach certain levels, subject to a minimum annual fee of approximately $75,000, plus out-of-pocket expenses.

The Administration Agreement provides that UMBFS shall not be liable to the Long/Short Fund or its shareholders for anything other than willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties.  The Administration Agreement also provides that UMBFS may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services and administrative services, as the case may be, to others.

As of the date of this SAI, the Long/Short Fund had not yet commenced operations and had not incurred any fees payable to UMBFS.

UMBFS also acts as the Long/Short Fund’s transfer agent.  As transfer agent, UMBFS keeps records of shareholder accounts and transactions.  The Long/Short Fund pays UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a base fee, per month of $1,500.

UMBFS is a subsidiary of UMB Financial Corporation, which is also the parent company of the Long/Short Fund’s custodian.

Custodian

UMB Bank, n.a., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as the Long/Short Fund’s custodian (the “Custodian”).  The Custodian is responsible for, among other things, safeguarding and controlling the Long/Short Fund’s cash and securities.  The Long/Short Fund pays a monthly fee at the annual rate of 1.0 basis points on combined net assets up to $200 million and increasing as net assets reach certain asset levels and subject to a $750 per month minimum fee.

Distributor

UMB Distribution Services, LLC (the “Distributor”), 803 West Michigan Street, Milwaukee, Wisconsin 53233 acts as distributor for the Long/Short Fund.  The Distributor offers shares of the Long/Short Fund on a continuous basis, reviews advertisements of the Long/Short Fund and acts as liaison for the Long/Short Fund’s broker-dealer relationships.  The Distributor is not obligated to sell any certain number of shares of the Long/Short Fund.

As of the date of this SAI, the Long/Short Fund had not yet commenced operations and had not incurred any fees payable to the Distributor.

DISTRIBUTION PLAN

The Long/Short Fund has adopted a Distribution Plan (the “12b-1 Plan”).  The 12b-1 Plan was adopted in anticipation that the Long/Short Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing the Long/Short Fund’s expense ratio and providing the Adviser with greater flexibility in management.  The 12b-1 Plan authorizes payments by the Long/Short Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Long/Short Fund’s average daily net assets.  Amounts paid under the 12b-1 Plan by the Long/Short Fund may be spent by the Long/Short Fund on any activities or expenses primarily intended to result in the sale of shares of the Long/Short Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.  To the extent any activity is one which the Long/Short Fund may finance without a plan pursuant to Rule 12b-1, the Long/Short Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

The 12b-1 Plan may be terminated by the Long/Short Fund at any time by a vote of the Trustees of who are not interested persons of the Trust sand who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of the Long/Short Fund.  Messrs. Chrystal, DiUlio and Krause are currently the Rule 12b-1 Trustees.  Any change in the 12b-1 Plan that would materially increase the distribution expenses of the Long/Short Fund provided for in the 12b-1 Plan requires approval of the Board of Trustees, including the Rule 12b-1 Trustees, and a majority of the Long/Short Fund’s shareholders.

PORTFOLIO MANAGERS

The sole investment adviser to the Long/Short Fund is Ziegler Lotsoff Capital Management LLC.  The portfolio managers to the Long/Short Fund may have responsibility for the day-to-day management of accounts other than the Long/Short Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of July 31, 2011 for the portfolio managers.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen K. Bossu	0 $0	2 $28,252,042	0 $0	0 $0	2 $28,252,042	0 $0

Jon Thomas	0 $0	2 $28,252,042	0 $0	0 $0	2 $28,252,042	0 $0

Paula Horn	0 $0	0 $0	56 $811,372,000	0 $0	0 $0	0 $0

The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Long/Short Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Long/Short Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities (pursuant to these policies, if the Adviser is to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from the Adviser’s Chief Compliance Officer and (b) inform the customer of the capacity in which the Adviser is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed).

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of July 31, 2011.  There are no differences between the method used to determine the portfolio manager’s compensation with respect to the Long/Short Fund and other accounts.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Stephen K. Bossu	Salary (paid in cash)	Ziegler Lotsoff Capital Management, LLC
Mr. Bossu’s salary is determined on an annual basis, and it is a fixed amount throughout the year.  It is not based on the performance of the Long/Short Fund or on the value of the assets held in the Long/Short Fund’s portfolio.

	Bonus (paid in cash)	Ziegler Lotsoff Capital Management, LLC	Mr. Bossu is a senior portfolio manager of Ziegler Lotsoff Capital Management, LLC and receives a bonus based on the profitability of Ziegler Lotsoff Capital Management LLC.
Jon Thomas	Salary (paid in cash)	Ziegler Lotsoff Capital Management, LLC
Mr. Thomas’s salary is determined on an annual basis, and it is a fixed amount throughout the year.  It is not based on the performance of the Long/Short Fund or on the value of the assets held in the Long/Short Fund’s portfolio.

	Bonus (paid in cash)	Ziegler Lotsoff Capital Management, LLC	Mr. Thomas is a senior portfolio manager of Ziegler Lotsoff Capital Management, LLC and receives a bonus based on the profitability of Ziegler Lotsoff Capital Management LLC.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Paula Horn	Salary (paid in cash)	Ziegler Lotsoff Capital Management, LLC
Ms. Horn’s salary is determined on an annual basis, and it is a fixed amount throughout the year.  It is not based on the performance of the Long/Short Fund or on the value of the assets held in the Long/Short Fund’s portfolio.

	Bonus (paid in cash)	Ziegler Lotsoff Capital Management, LLC	Ms. Horn is Chief Investment Officer of Ziegler Lotsoff Capital Management, LLC and receives a bonus based on the profitability of Ziegler Lotsoff Capital Management LLC.

As of the date of this SAI, the Long/Short Fund had not yet commenced operations, and had no shares outstanding.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

Under the Advisory Agreement, the Adviser is responsible for decisions to buy and sell securities for the Long/Short Fund, broker-dealer selection, and negotiation of brokerage commission rates.  (These activities of the Adviser are subject to the general supervision and responsibility of the Trust’s Board of Trustees, as are all of the activities of the Adviser under the Advisory Agreement.)  The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price.  Some of the portfolio transactions of the Long/Short Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Long/Short Fund.  Such principal transactions may, however, result in a profit to market makers.  In certain instances the Adviser may make purchases of underwritten issues for the Long/Short Fund at prices that include underwriting fees.

In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Long/Short Fund on a continuing basis.  Accordingly, the price to the Long/Short Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered.  Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement solely by reason of its having caused the Long/Short Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion.  The Adviser is further authorized to allocate the orders placed by it on behalf of the Long/Short Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing.  Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Board of Trustees, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

Brokerage Commissions

As of the date of this SAI, the Long/Short Fund had not yet commenced operations and had not paid any brokerage commissions.

NET ASSET VALUE

The NAV of the Long/Short Fund will be determined as of the close of regular trading (normally, 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Long/Short Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.  The offering price for shares of the Long/Short Fund is equal to the sum obtained by adding the applicable sales charge or load to the NAV.  The excess of the offering price over the net amount invested is paid to the Distributor, the Long/Short Fund’s principal underwriter.

In determining the NAV of the Long/Short Fund’s shares, securities that are listed on a national securities exchange (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price.  Unlisted securities held by the Long/Short Fund are valued at the average of the quoted bid and asked prices in the OTC market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.  Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Other types of securities that the Long/Short Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Long/Short Fund may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Long/Short Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Long/Short Fund determines its NAV per share.

The Long/Short Fund prices foreign securities in terms of U.S. dollars at the official exchange rate.  Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.  If the Long/Short Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the NYSE.  For purposes of computing NAV, the Long/Short Fund uses the market value of such securities as of the time their trading day ends.  Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events would not be reflected in the computation of the Long/Short Fund’s NAV.  It is currently the policy of the Long/Short Fund that events affecting the valuation of the Long/Short Fund’s securities between such times and the close of the NYSE, if material, may be reflected in such NAV.

Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and the Long/Short Fund’s NAV is not calculated.  When determining NAV, the Long/Short Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded.  Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time.  It is currently the policy of the Long/Short Fund that events affecting the valuation of the Long/Short Fund’s securities occurring between the time its NAV is determined and the close of the NYSE, if material, may be reflected in such NAV.

The Long/Short Fund reserves the right to suspend or postpone redemptions during any period when:  (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Long/Short Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Long/Short Fund not reasonably practicable.

SHAREHOLDER SERVICES

Selected Dealer Reallowance.

The Distributor will reallow to Selected Dealers a portion of the front-end sales load on shares of the Long/Short Fund in accordance with the following schedule:

Amount of Purchase	Sales Load as a Percentage of Offering Price	Reallowance to Selected Dealer
Less than $100,000	2.50%	2.00%
$100,000 to $499,999	2.00%	1.60%
$500,000 to $999,999	1.50%	1.20%
$1,000,000 or more	0%	0%

Right of Accumulation

A reduced sales charge applies to any purchase of shares of the Long/Short Fund that is purchased with a sales charge where an investor’s then current aggregate investment in shares of the Long/Short Fund is $100,000 or more.  “Aggregate investment” means the total of (i) the dollar amount of the then current purchase of shares of the Long/Short Fund; and (ii) the value (based on current NAV) of previously purchased and beneficially owned shares of the Long/Short Fund.

Statement of Intent

Reduced sales charges are available to purchasers who enter into a written Statement of Intent providing for the purchase, within a thirteen-month period, of shares of the Long/Short Fund.  All shares of the Long/Short Fund previously purchased and still owned are also included in determining the applicable reduction.

A Statement of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments in the Long/Short Fund over a thirteen-month period.  The investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single investment.  Shares of the Long/Short Fund totaling 5% of the dollar amount of the Statement of Intent will be held in escrow by the Trust’s transfer agent (the “Transfer Agent”) in the name of the purchaser.  The effective date of a Statement of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser’s cost, can be applied to the fulfillment of the Statement of Intent goal.

The Statement of Intent does not obligate the investor to purchase, nor the Long/Short Fund to sell, the indicated amount.  In the event the Statement of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid.  Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares of the Long/Short Fund to obtain such difference.  If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commission, if any, paid during the thirteen-month period.  Investors electing to purchase shares of the Long/Short Fund pursuant to a Statement of Intent should carefully read such Statement of Intent.

Investments at NAV of Shares

The Long/Short Fund may sell shares at NAV to the following investors who:

–	Invest $1,000,000 or more in the Long/Short Fund;

–	Purchase shares of the Long/Short Fund in an amount not exceeding the amount of Long/Short Fund shares which the investor previously owned and redeemed;

–	Are a retirement and benefit plan with at least 100 eligible employees;

–	Are a broker, dealer or other financial intermediary that has a selling arrangement with the Long/Short Fund or the Distributor;

–	Are an investment adviser investing on behalf of discretionary accounts; or

–
Are family members of: (a) officers or trustees of the Long/Short Fund or (b) officers, directors, consultants to and employees or customers of the Adviser, the Distributor, or any broker-dealers, financial institutions or other service providers that have entered into agreements with the Long/Short Fund or the Distributor.

The reason for permitting such investments without a sales charge is that the Distributor incurs no material sales expense in connection therewith.

Former shareholders of the Long/Short Fund may also purchase shares of the Long/Short Fund at NAV up to an amount not exceeding their prior investment in shares of the Long/Short Fund.  When making a purchase at NAV pursuant to this provision, the former shareholder should forward to the Transfer Agent a copy of an account statement showing the prior investment in shares of the Long/Short Fund.

Shares of the Long/Short Fund also may be purchased at net asset value without a sales charge by any state, county or city, or any instrumentality, department, authority or agency thereof, and by any nonprofit organization operated for religious, charitable, scientific, literary, educational or other benevolent purpose which is exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code; provided that any such purchaser must purchase at least $500,000 of Shares of the Long/Short Fund, or the value of such purchaser’s account at the time of purchase must be at least $500,000.

The Long/Short Fund may also waive the sales charge for other investors in its sole discretion in other circumstances.

Abandoned Property

It is important that the Long/Short Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Long/Short Fund.  Upon receiving returned mail, the Long/Short Fund will attempt to locate the investor or rightful owner of the account.  If the Long/Short Fund is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned.  The Long/Short Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

TAXES

General

The Long/Short Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code.  The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Long/Short Fund.

If the Long/Short Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Long/Short Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Long/Short Fund would not be liable for income tax on the Long/Short Fund’s net investment income or net realized gains in their individual capacities.  Distributions to shareholders, whether from the Long/Short Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Long/Short Fund.

Net investment income includes interest and dividend income, less expenses.  Dividends from the Long/Short Fund’s net investment income, including short-term capital gains, are generally taxable to shareholders as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares.  Dividends and distributions are taxable to shareholders whether received in cash or in additional shares.  In the case of corporate shareholders, dividends from the Long/Short Fund’s net investment income will qualify for the 70% dividends-received deduction, subject to proportionate reductions if the aggregate dividends received by the Long/Short Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Long/Short Fund.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Long/Short Fund, will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution.  Furthermore, if the NAV of the shares of the Long/Short Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period for the shares.  However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Back-up Withholding

Federal law requires the Long/Short Fund to withhold 28% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

GENERAL INFORMATION

Shareholder Meetings and Election of Trustees

As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings.  The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of the Long/Short Fund; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders.  The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders.  At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees.  In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding.  Trustees may appoint successor Trustees.

Shares of Beneficial Interest

The Trust will issue new shares of the Long/Short Fund at the Long/Short Fund’s most current NAV.  The Trust is authorized to issue an unlimited number of shares of beneficial interest.  The Trust has registered an indefinite number of shares of the Long/Short Fund under Rule 24f-2 of the 1940 Act.  Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Long/Short Fund only and have identical voting, dividend, redemption, liquidation and other rights.  The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable.  Shares have no preemptive, cumulative voting, subscription or conversion rights.  Shares can be issued as full shares or as fractions of shares.  A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

DESCRIPTION OF SECURITIES RATINGS

Set forth below is a description of ratings used by two major nationally recognized statistical ratings organizations (“NRSROs”), Standard & Poor’s Corporation (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”).  NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable.  NRSROs may change, suspend or withdraw their ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Investors Service, Inc Commercial Paper.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

–	Leading market positions in well-established industries.

–	High rates of return on funds employed.

–	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

–	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

–	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Corporate Long-Term Debt Ratings

Standard & Poor’s Debt Ratings.  A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

–	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

–	Nature of and provisions of the obligation; and

–
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity,  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

“AAA”  This is the highest rating that may be assigned by Standard & Poor’s to a debt instrument and indicates an extremely strong capacity to pay the debt obligations.

“AA”  Debt rated “AA” also qualifies as a high-quality fixed income security.  The capacity to pay debt obligations is very strong, although not as overwhelming as for issues rated “AAA.”

“A”  An issued rated “A” is backed by a sound capacity to pay the debt obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

“BBB”  An issue rated “BBB” is regarded as backed by an adequate capacity to pay the debt obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for debt in this category than for issues in the “A” category.

Speculative Grade

Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt rated “BB” has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-”rating.

“B” - Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-”rating.

“CCC” - Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - The rating “CI” is reserved for income bonds on which no interest is being paid.

“D” - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

“Aaa”  Bonds which are rated “Aaa” are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”  Bonds which are “Aa” are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”  Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”  Bonds which are rated “Baa” are considered as medium grade obligations; (namely, they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”  Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

“B”  Bonds which are rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”  Bonds which are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”  Bonds which are rated “Ca” represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

“C”  Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD LLP has been appointed by the Board of Trustees to serve as the Trust’s independent registered public accounting firm.